UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2005
OHIO LEGACY CORP
(Exact name of registrant as specified in its charter)

OHIO	000-31673	34-1903890

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 West Liberty Street, Wooster, Ohio	44691

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 263-1955
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement..
On August 3, 2005, the registrant’s subsidiary, Ohio Legacy Bank, N.A., entered into an Employment and Consulting Agreement (Consulting Agreement) with the registrant’s and the subsidiary’s Chief Executive Officer and President, Mr. Douce. The Employment and Consulting Agreement was executed to assist the registrant and its subsidiary in an orderly implementation of the companies’ management succession plans and will replace the previous Employment Agreement dated November 29, 1999, between the companies and Mr. Douce (Employment Agreement). The Consulting Agreement becomes effective on January 1, 2006.
The Consulting Agreement and the Employment Agreement are attached hereto as exhibits and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description

10.2	Employment Agreement with Mr. Douce, dated November 29, 1999 (incorporated by reference to Registrant’s Form SB-2, File No. 333-38328, effective June 1, 2000)

10.3	Employment and Consulting Agreement with Mr. Douce, dated January 1, 2006 (filed herewith)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHIO LEGACY CORP

(Registrant)
Date: August 4, 2005
/s/ ERIC S. NADEAU

Eric S. Nadeau Chief Financial Officer and Treasurer